UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	September 30, 2005

Item 1.    Report to Stockholders.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

45235

FPA Crescent Fund

September 30, 2005

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

The stock market turned in a good third quarter in the face of continued increases in energy prices and two devastating hurricanes. All major stock indices increased during the period. Crescent kept pace, returning 5.32% in the third quarter. However, most sectors in the market have declined in 2005, with the exception of Energy (+40%), Utilities (+20%), Healthcare (+3.8%), and Staples (+1.5%). Crescent's 15.0% weighting in Energy (net of shorts) has been the greatest contributor to the portfolio's performance.

We remain cautious as employment growth slows from already high levels. Ninety-five percent of the people in the United States have jobs today and yet consumer confidence is approaching 2003 lows, possibly resulting from an impairment of the consumer's discretionary cash flow.1 The average American has felt the negative effects of at least one of the following:

• A higher cost of living due to the rising cost of such things as commodities, health-care, and education.

• Higher interest rates have increased monthly payments for consumers who have variable rate debt, added new debt, or refinanced old debt.

• Higher oil and natural gas prices have had a negative impact as gasoline, electricity, and heating oil costs have increased. ISI Group points out that, "Consumer spending as of August, was up to 5.1% of income, the highest since 1986 and higher than either the 1990 or 2001 recessions."

• The Office of the Comptroller of the Currency has mandated that credit-card companies under their purview must require card holders to reduce their principal balance outstanding with their minimum monthly payments.

Consumer spending has been augmented by the increase in home prices as many homeowners have refinanced their homes, withdrawn equity and used it to enhance a lifestyle. For those who have been using their homes as piggy banks, home prices do not need to decline for them to be negatively impacted. If there is not further appreciation, then there will be less money to withdraw. Things could be worse. Home prices can certainly decline in some of the more inflated areas. That should not come as a great surprise to those who have seen their homes increase in price at rates I am not sure have ever been seen in this country. Human nature suggests a preference for trying to copy an investment strategy that has recently worked. More and more people begin to play the game driving prices higher, taking what began as a reasonable premise to illogical extremes. Owning a single-family home has morphed from being about having a place to live that you could call your own into a business of buying and selling. Hollywood, always seeking to find the highest spending advertising audience, has introduced two new and easily confused television shows: ABC's "Flip This House" and A&E's "Flip That House." We will not be watching. We have it live, right here in our backyard. We feel a little bit like, as goes housing, so goes the consumer, so goes the economy, so goes the stock market.

We maintain our discipline as clinically dispassionate participants in a visceral industry. A stock moving up or down 5% in a day has proven less a reflection of a company's worth than its shareholders' lack of discipline and possible omission of a daily dose of some bestselling antidepressant. ENSCO International (ESV) remains our largest position at 5.4% of the portfolio, so please forgive our using it once again to illustrate a point. A chart of ENSCO's stock price in 2005 bears similarities to a ride at a Six Flags amusement park - to a non-shareholder's amusement: up 29%, down 27%, up 58%. Such peaks and valleys reflect investor emotion, not business value. ENSCO's stock was worth $2.6 billion more in September than it was in March but the value of its enterprise did not have such a volatile move. These are very real and very large sums that signal investment indecision. Not being adept enough at trading at tops and bottoms and having little desire to engage in such a preoccupation, we find it easier to just go along for the bumpy ride. We also

1 Gallup

recognize that we can share less of our gain with the government if we hold a position for at least one year.

We continue to believe that ENSCO affords excellent upside for us, despite its having already risen 46.8% in 2005. We believe that tight supply/demand constraints and the elevated price of oil and natural gas has created an even more attractive environment today for oil service companies like ENSCO than in 2001 and yet, as you can see below, investors are not willing to pay an equivalent price for their business.

	March 2001		September 2005		Percent Change
ESV Stock Price (avg.)	$38.27		$41.52		8.5%
Oil per barrel (avg.)	$27.27		$65.55		140.4%
Natural Gas per mcf (avg.)	$5.20		$12.11		132.9%
# ESV Rigs (period end)	37		43		16.2%
ESV Replacement Value per Rig	$100-110	mm	$150-160	mm	47.6%
ESV Replacement Value[2]	$4,285		$7,215		68.4%
ESV Enterprise Value[3]	$5,646		$6,479		14.8%
Premium/(Discount) to Replacement			31.8%		(10.2)%
Average Day Rate[4]	~$50,000		~65,000		30.0%

The price of oil appears to have greater bearing on ENSCO's stock price than on its business fundamentals. Notwithstanding oil and natural gas prices that have increased 2.4x, 16% more rigs, a higher individual and total cost to replace the existing fleet (47.6% and 68.4%, respectively), and the ability to command substantively higher prices for the renting of its rigs (Day Rate), ENSCO's stock price sits at a price just 8.5% greater than where it peaked in March, 2001 four years ago and at a 10.2% discount to our estimate of the business's replacement value, as compared to a 31.8% premium four years ago. In the past, it has not been unusual for the stock prices of rig companies to change hands in the public market for up to two times replacement value. We are not suggesting that we would wait for that to occur but without too much difficulty, we can see the stock possibly trading at similar valuations seen in 2001 which would put the stock at $61 per share, a 32% increase from the quarter-end price. At that price, ENSCO would be trading at a low teens multiple of normalized earnings.

High yield and distressed debt have afforded little opportunity to make new investments in the past year or so. Historical BB and B yield spreads are at or below the ten-year average and 3.9% and 7.3% from their highs in the last decade.5 This means that spreads have needed to widen and become much cheaper than average before we will commit capital in any sizeable manner, but that will not occur until High Yield default rates increase. Global and US Default rates at the end of September were 2.0% and 2.4%, respectively.6 AMG Data reports five consecutive weeks of outflow from High Yield Bond funds. Things are beginning to come our way. A weaker economy will cause defaults to increase, fear will enter the market and low-quality bond prices will decline, allowing us to invest capital at a higher yield than we are able to achieve in the current environment. Such an opportunity will not likely occur this year so we look to 2006 and wait for opportunity to come our way.

Money can easily be had today and easy money leads to what appear to be easy decisions, i.e., decisions made without the necessary time spent on reasoning. Headlines are filled with the latest scams, mortgage scams, hedge fund scams, even Katrina relief scams. Banks are so happy to lend money today at low rates and high loan-to-values that some crooks have bought homes for cash and then resold them to an associate at a price that could be double what they had just paid for it. With the help of a similarly ethically challenged appraiser, the banks are none the wiser and make the loan only to foreclose within the year. A few

2 Replacement Value is First Pacific Advisors' estimate of what ENSCO's average cost would be per rig were it to replace its fleet at a point in time plus our estimate of other non-rig assets that they carry on their books. Our estimate for the value for other assets was $400mm in 2001 and $550mm in 2005.

3 Enterprise Value = Market Value of Equity + Net Debt

4 The Average Day Rate is the daily rate at which ENSCO leases its rigs.

5 Data provided by Banc of America Securities. Yield spreads equal the difference between the referenced corporate bond yield and treasuries.

6 Banc of America Securities.

investors have found that by investing in the wrong hedge fund, they only hedged their ability to make money. There are even scammers taking advantage of the hurricane tragedy on the Gulf Coast. Pseudo relief organizations have advertised their philanthropic endeavors on the internet, but the charitable have found that they themselves have only been relieved of their money. We live in a time where it pays to exercise caution, but when has it been any different? The most effective combatant is good due diligence. As fate decrees, we will make mistakes despite our best efforts, but we will continue to try to keep them to a minimum as we strive to keep your trust as stewards of your capital.

Respectfully submitted,

Steven Romick
President
October 25, 2005

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO DATA

September 30, 2005

Comparative Statistics

Ratios	Crescent		Russell 2500		S&P 500		Lehman Bros. Gov't/Credit
(Weighted Average)
Stocks
Price/Earnings TTM	26.2	x	23.4	x	17.9	x
Price/Earnings 2005 est.	16.9	x	21.9	x	17.2	x
Price/Book	2.4	x	2.4	x	2.8	x
Dividend Yield	0.8%		1.2%		1.8%
Bonds
Duration	0.9 years						5.1 years
Maturity	1.0 years						7.6 years
Yield	5.7%						4.7%

10 Largest Holdings, representing 25.9% of the Fund as of September 30, 2005.

Common & Preferred Stocks

ENSCO International Incorporated

Patterson-UTI Energy, Inc.

Countrywide PLC

National Oilwell Varco, Inc.

Assurant, Inc.

Rowan Companies, Inc.

Tate & Lyle PLC

AGCO Corporation

Magna International

Michaels Stores, Inc.

Asset Composition

Common Stocks, Long	45.2%
Preferred Stocks	1.1%
Bonds & Notes	11.1%
Common Stocks, short	-7.0%
Cash & Other	49.6%
Total	100.0%

HISTORICAL PERFORMANCE

Periods Ended September 30, 2005	FPA Crescent Fund	Balanced Benchmark 60% Russell 2500/40% LB Gov't/Credit	Lehman Brothers Gov't/ Credit	Russell 2500
Quarter	5.32%	2.58%	-0.96%	4.89%
Calendar Year to Date	9.88	4.58	1.76	6.19
One Year	14.03	13.74	2.58	21.29
Three Years	16.92	16.51	4.13	24.91
Five Years	16.95	8.04	6.89	7.94
Ten Years	12.67	10.09	6.59	11.63
From Inception 6/2/93*	13.26	10.42	6.57	12.33
Years Ended December 31,
2004	10.21	12.67	4.19	18.29
2003	26.15	28.08	4.67	45.51
2002	3.71	-6.63	11.04	-17.80
2001	36.14	4.83	8.50	1.22
2000	3.59	7.85	11.85	4.27
1999	-6.28	13.28	-2.15	24.15
1998	2.79	4.92	9.47	0.38
1997	21.95	18.53	9.76	24.36
1996	22.88	12.59	2.90	19.03
1995	26.04	26.72	19.24	31.70
1994	4.25	-1.96	-3.51	-1.06

The data quoted represents past performance and is not indicative of future performance. An investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*  Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Credit Indexes begins 6/1/93. The total return of the Fund reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

Definition of the Comparative Indices

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Lehman Brothers Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalization.

Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2005

	Shares or Principal Amount
NET PURCHASES
Common Stocks
Countrywide PLC	691,300	shs.
ENSCO International Incorporated	195,000	shs.
The Finish Line, Inc. - Class A (1)	550,000	shs.
Magna International Inc. - Class A	149,300	shs.
Maxtor Corporation	945,600	shs.
MCDATA Corporation - Class A (1)	2,218,500	shs.
Novell, Inc.	100,000	shs.
Reliant Energy, Inc. (1)	1,234,800	shs.
Seagate Technology (1)	250,000	shs.
Preferred Stock
General Motors Corporation Series B 5.25% (1)	601,200	shs.
Non-Convertible Bonds & Debentures
United States Treasury Note - 3.625% 2007 (1)	$70,000,000
United States Treasury Note - 3.875% 2010 (1)	$15,000,000
NET SALES
Common Stocks
Elior SCA (2)	142,112	shs.
Leap Wireless International, Inc. (2)	14,000	shs.
Michaels Stores, Inc.	136,500	shs.
National Oilwell Varco, Inc.	110,500	shs.
New York Community Bancorp, Inc. (2)	133,333	shs.
Novell, Inc. (2)	906,000	shs.
Patterson-UTI Energy, Inc.	60,000	shs.
SanDisk Corporation	118,400	shs.
WFS Financial, Inc. (2)	204,400	shs.
Westcorp (2)	367,000	shs.
Western Digital Corporation (2)	750,000	shs.
Non-Convertible Bonds & Debentures
Qwest Communications International Inc. - 6.625% 2005 (2)	$2,285,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2005

COMMON STOCKS - LONG	Shares	Value
ENERGY - 15.6%
ENSCO International Incorporated††	1,434,800	$66,847,332
GlobalSantaFe Corp.	412,000	18,795,440
National Oilwell Varco, Inc.*	514,500	33,854,100
Patterson-UTI Energy, Inc.	1,127,700	40,687,416
Plains Exploration & Production Co.*	130,000	5,566,600
Rowan Companies, Inc.	738,000	26,191,620
		$191,942,508
RETAILING - 7.8%
Big Lots, Inc.*,††	1,330,000	$14,616,700
Charming Shoppes, Inc.*	1,556,000	16,602,520
The Finish Line, Inc. - Class A	550,000	8,024,500
Foot Locker, Inc.	675,000	14,809,500
Michaels Stores, Inc.	593,500	19,621,110
Ross Stores, Inc.	221,500	5,249,550
Zale Corporation*	650,000	17,667,000
		$96,590,880
FINANCIAL SERVICES - 5.8%
Assurant, Inc.††	770,000	$29,306,200
Countrywide PLC	5,574,348	38,295,771
Interactive Data Corporation	175,000	3,963,750
		$71,565,721
INDUSTRIAL PRODUCTS - 4.4%
AGCO Corporation*,††	1,158,900	$21,091,980
Alfa Laval AB	811,500	14,761,185
Trinity Industries, Inc.	467,100	18,912,879
		$54,766,044
CONSUMER NON-DURABLE GOODS - 2.3%
AFC Enterprises, Inc.	192,400	$2,220,296
Crunch Equity Holding, LLC Bondholder Trust Interest*,**,†	2,235	2,402,625
Tate & Lyle PLC	3,000,000	24,030,000
		$28,652,921
TECHNOLOGY - 2.1%
Maxtor Corporation*	1,854,300	$8,158,920
MCDATA Corporation - Class A*	2,218,500	11,624,940
SanDisk Corporation*	50,600	2,441,450
Seagate Technology	250,000	3,962,500
		$26,187,810

PORTFOLIO OF INVESTMENTS

September 30, 2005

COMMON STOCKS - LONG - Continued	Shares or Principal Amount	Value
UTILITIES - 2.1%
PG&E Corporation	160,000	$6,280,000
Reliant Energy, Inc.*	1,234,800	19,065,312
		$25,345,312
AUTOMOTIVE - 1.6%
Magna International Inc. - Class A††	264,300	$19,785,498
ENTERTAINMENT - 1.0%
EMI Group PLC	3,000,000	$12,840,000
SERVICE - 0.9%
Brink's Company, The	257,500	$10,572,950
REAL ESTATE - 0.7%
Ventas, Inc.	280,000	$9,016,000
MULTI-INDUSTRY - 0.6%
Onex Corporation	441,400	$7,861,334
HEALTH CARE - 0.3%
Tenet Healthcare Corporation*	272,900	$3,064,667
TOTAL COMMON STOCKS - 45.2% (Cost $372,717,605)		$558,191,645
PREFERRED STOCKS - 1.1% (Cost $13,216,914)
General Motors Corporation Series B 5.25%	601,200	$10,388,736
Pennsylvania REIT Investment Trust 11%	45,000	2,587,500
TOTAL PREFERRED STOCKS		$12,976,236
WARRANTS - 0.0% (Cost $167,400)
Casual Male Retail Group, Inc.*,**,†	60,000	$65,400
SHORT TERM U.S. GOVERNMENT - 8.8%
U.S. Treasury Bill - 3.71% 02/02/06	$110,000,000	$108,631,908

PORTFOLIO OF INVESTMENTS

September 30, 2005

U.S. GOVERNMENT & AGENCIES - 8.2%	Principal Amount	Value
Federal National Mortgage Association - 7.5% 2028	$161,642	$171,038
U.S. Treasury Note - 3.625% 2007	70,000,000	69,321,910
U.S. Treasury Note - 3.875% 2010††	15,000,000	14,770,320
U.S Treasury Inflation-Indexed Notes - 3.375% 2007††	10,481,520	10,843,457
U.S Treasury Inflation-Indexed Notes - 3.375% 2012††	4,951,260	5,484,293
		$100,591,018
CORPORATE BONDS & DEBENTURES - 2.5%
California Statewide Communities Development Authority Special
Facilities - United Air Lines Inc. - Los Angeles - 5.625% 2034*	$1,890,000	$139,388
Champion Home Builders - 11.25% 2007	1,000,000	1,090,000
Dynegy-Roseton Danskamme - 7.27% 2010	1,000,000	990,000
FrontierVision Partners, L.P. - 11% 2006*	3,980,000	5,532,200
Kmart Corporation - 8.8% 2010	944,497	802,823
Northland Cable Television, Inc. - 10.25% 2007	5,575,000	5,407,750
Tenet Healthcare Corporation - 9.875% 2014	7,000,000	7,490,000
Tyco International Ltd. - 6.375% 2006	780,000	785,850
Western Financial Bank - 9.625% 2012	2,950,000	3,392,500
WestPoint Stevens Inc. (Loan Participation) - 11% 2004**	7,703,841	5,777,880
		$31,408,391
INTERNATIONAL GOVERNMENT & AGENCIES - 0.4%
France OATei - 3% 2012	$3,227,130	$4,463,140
CONVERTIBLE DEBENTURE - 0.0%
Standard Motor Products, Inc. - 6.75% 2009	$150,000	$129,750
TOTAL BONDS & DEBENTURES - 19.9% (Cost $241,835,466)		$245,224,207
TOTAL INVESTMENT SECURITIES - 66.2% (Cost $627,937,385)		$816,457,488
SHORT-TERM INVESTMENTS - 34.4%
Short-term Corporate Notes:
Rabobank USA Financial Corporation - 3.87% 10/03/05	$26,155,000	$26,149,377
ChevronTexaco Funding Corporation - 3.56% 10/04/05	60,000,000	59,982,200
Shell Finance (U.K.) Ltd. - 3.58% 10/17/05	26,669,000	26,626,566
Minnesota Mining & Manufacturing Company - 3.63% 10/20/05	60,182,000	60,066,701
Barclays U.S. Funding, Inc. - 3.675% 10/21/05	28,311,000	28,253,198
Federal National Mortgage Association Discount Note - 3.62% 10/24/05	46,353,000	46,245,796
ABN AMRO North America, Inc. - 3.75% 10/31/05	50,000,000	49,843,750
Toyota Motor Credit Corporation - 3.76% 11/03/05	60,000,000	59,793,200

PORTFOLIO OF INVESTMENTS

September 30, 2005

SHORT-TERM INVESTMENTS - Continued	Shares or Principal Amount	Value
Short-term U.S. Government:
U.S. Treasury Bill - 3.37% 11/10/05	$67,000,000	$66,757,912
State Street Bank Repurchase Agreement - 1.75% 10/03/05
(Collateralized by U.S Treasury Bond - 7.875% 2021,
market value $818,590)	800,000	800,000
TOTAL SHORT-TERM INVESTMENTS (Cost $424,518,700)		$424,518,700
TOTAL INVESTMENTS - 100.6% (Cost $1,052,456,085)		$1,240,976,188
COMMON STOCKS - SHORT - (7.0)%
Alliance & Leicester PLC	(110,000)	$(1,668,700)
Amazon.com, Inc.*	(50,000)	(2,265,000)
American Axle & Manufacturing Holdings, Inc.	(33,200)	(766,256)
Apollo Group, Inc.*	(53,000)	(3,518,670)
AutoZone, Inc.*	(25,300)	(2,106,225)
Baldor Electric Company	(74,400)	(1,886,040)
Capital One Financial Corporation	(38,200)	(3,037,664)
Cost Plus, Inc.*	(15,000)	(272,250)
CVS Corporation	(75,600)	(2,193,156)
Deere & Company	(41,000)	(2,509,200)
Deluxe Corporation	(31,500)	(1,265,040)
Eastman Kodak Company	(22,900)	(557,157)
General Motors Corporation	(70,100)	(2,145,761)
George Wimpey PLC	(522,121)	(3,942,014)
Greater Bay Bancorp	(20,000)	(492,800)
Harley-Davidson, Inc.	(65,200)	(3,158,288)
Helmerich & Payne, Inc.	(57,000)	(3,442,230)
IDEXX Laboratories, Inc.*	(13,000)	(869,440)
International Business Machines Corporation	(10,500)	(842,310)
Jarden Corporation*	(66,000)	(2,710,620)
Lear Corporation	(37,500)	(1,273,875)
Linens 'n Things, Inc.*	(52,000)	(1,388,400)
MGIC Investment Corporation	(34,000)	(2,182,800)
Movie Gallery, Inc.	(114,000)	(1,184,460)
Multimedia Games, Inc.*	(44,000)	(427,240)
Newell Rubbermaid Inc.	(230,300)	(5,216,295)
Persimmon PLC	(321,500)	(4,864,295)
Portfolio Recovery Associates, Inc.*	(74,000)	(3,195,320)
Robert Half International Inc.	(127,000)	(4,519,930)
Schlumberger Limited	(75,000)	(6,328,500)
Sensient Technologies Corporation	(55,000)	(1,042,250)

PORTFOLIO OF INVESTMENTS

September 30, 2005

COMMON STOCKS - SHORT - Continued	Shares	Value
Smith International, Inc.	(40,000)	$(1,332,400)
Spectrum Brands, Inc.*	(51,500)	(1,212,825)
Suedzucker AG	(120,000)	(2,706,000)
Take-Two Interactive Software, Inc.*	(65,550)	(1,447,999)
Tiffany & Co.	(108,600)	(4,319,022)
West Marine, Inc.*	(115,000)	(1,699,700)
Western Digital Corporation*	(207,000)	(2,676,510)
TOTAL COMMON STOCKS - SHORT (Proceeds $80,306,824)		$(86,666,642)
Other assets less liabilities, net - 6.4%		$79,270,851
TOTAL NET ASSETS - 100.0%		$1,233,580,397

*  Non-income producing security

**  Restricted securities. These restricted securities constituted 0.7% of net assets at September 30, 2005.

†  The Crunch Equity Holding and the Casual Male Retail Group warrants are illiquid and have been valued by the Board of Trustees inaccordance with the Fund's fair value procedures

††  Security segregated as collateral for common stocks sold short.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2005

ASSETS
Investments at value:
Investment securities - at market value (identified cost $627,937,385)	$816,457,488
Short-term investments - at amortized cost (maturities 60 days or less)	424,518,700	$1,240,976,188
Cash		180
Deposits for securities sold short		72,376,600
Receivable for:
Investment securities sold	$4,842,636
Dividends and accrued interest	2,284,500
Capital Stock sold	1,731,062	8,858,198
		$1,322,211,166
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $80,306,824)	$86,666,642
Advisory fees and financial services	1,116,859
Capital Stock repurchased	401,151
Accrued expenses	238,694
Dividends on securities sold short	207,423	88,630,769
NET ASSETS		$1,233,580,397
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock - no par value; unlimited authorized shares; 47,959,735 outstanding shares		$1,020,679,215
Undistributed net realized gain on investments		27,818,194
Undistributed net investment income		2,922,703
Unrealized appreciation of investments		182,160,285
NET ASSETS		$1,233,580,397
NET ASSET VALUE
Offering and redemption price per share		$25.72

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2005

INVESTMENT INCOME
Interest		$11,736,087
Dividends		4,789,417
		$16,525,504
EXPENSES:
Advisory fees	$5,770,669
Transfer agent fees and expenses	945,961
Short sale dividend expense	755,200
Financial services	577,067
Other expenses	105,700
Reports to shareholders	84,621
Registration fees	54,540
Custodian fees and expenses	45,624
Trustees' fees and expenses	20,000
Audit fees	17,928
Legal fees	11,324	8,388,634
Net investment income		$8,136,870
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Net realized gain on sale of investment securities	$35,028,435
Net realized loss on sale of investment securities sold short	(2,052,579)
Net realized gain on investments		$32,975,856
Change in unrealized appreciation of investments:
Investment securities	$40,082,726
Investment securities sold short	(1,513,975)
Written options
Change in unrealized appreciation of investments		38,568,751
Net realized and unrealized gain on investments		$71,544,607
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$79,681,477

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2005		Year Ended March 31, 2005
INCREASE IN NET ASSETS
Operations:
Net investment income	$8,136,870		$4,459,756
Net realized gain (loss) on investments	32,975,856		(2,092,616)
Change in unrealized appreciation of investments	38,568,751		71,283,827
Increase in net assets resulting from operations		$79,681,477		$73,650,967
Distribution to shareholders from:
Net investment income	$(7,026,832)		$(2,790,969)
Net realized capital gains	-	(7,026,832)	(10,679,549)	(13,470,518)
Capital Stock transactions:
Proceeds from Capital Stock sold	$120,975,808		$690,741,927
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	6,060,200		11,946,085
Cost of Capital Stock repurchased*	(68,258,774)	58,777,234	(152,833,481)	549,854,531
Total increase in net assets		$131,431,879		$610,034,980
NET ASSETS
Beginning of period		1,102,148,518		492,113,538
End of period		$1,233,580,397		$1,102,148,518
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		4,926,244		30,058,006
Shares issued to shareholders upon reinvestment of dividends and distributions		247,456		520,736
Shares of Capital Stock repurchased		(2,785,908)		(6,646,640)
Increase in Capital Stock outstanding		2,387,792		23,932,102

* Net of redemption fees of $64,522 and $234,070 for the periods ended September 30, 2005 and March 31, 2005, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30,		Year Ended March 31,
	2005		2005	2004	2003	2002	2001
Per share operating performance:
Net asset value at beginning of period	$24.18		$22.74	$17.01	$18.31	$13.87	$12.51
Income from investment operations:
Net investment income	$0.14		$0.11	$0.17	$0.35	$0.25	$0.49
Net realized and unrealized gain (loss) on investment securities	1.55		1.78	5.71	(1.22)	4.44	1.43
Total from investment operations	$1.69		$1.89	$5.88	$(0.87)	$4.69	$1.92
Less distributions:
Dividends from net investment income	$(0.15)		$(0.08)	$(0.15)	$(0.43)	$(0.25)	$(0.56)
Distributions from net realized capital gains	-		(0.37)	-	-	-	-
Total distributions	$(0.15)		$(0.45)	$(0.15)	$(0.43)	$(0.25)	$(0.56)
Redemption fees	-	*	- *	- *	- *	- *	-
Net asset value at end of period	$25.72		$24.18	$22.74	$17.01	$18.31	$13.87
Total investment return**	7.02%		8.43%	34.67%	(4.82)%	34.03%	16.02%
Ratios/supplemental data:
Net assets at end of period (in $000's)	1,233,580		1,102,149	492,114	178,396	275,345	45,050
Ratio of expenses to average net assets	1.45	%†‡	1.40%‡	1.41%‡	1.54%	1.50%	1.87%
Ratio of net investment income to average net assets	1.41	%†	0.57%	0.67%	2.06%	1.73%	2.79%
Portfolio turnover rate	29	%†	17%	20%	39%	34%	37%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions. The return for the six months ended September 30, 2005 is not annualized.

†  Annualized

‡  For the periods ended September 30, 2005, March 31, 2005, and March 31, 2004, the expense ratio includes short sale dividend expense equal to 0.13%, 0.12%, and 0.09% of average net assets, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2005

NOTE 1 - Significant Accounting Policies

The FPA Funds Trust is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At September 30, 2005, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 - Purchases and Sales of Investment Securities

Cost of purchases and cost of sales of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $506,960,170 and $525,764,810 respectively, for the six months ended September 30, 2005. Realized gains or losses are based on the specific identification method. The cost of investment securities (excluding securities sold short) held at September 30, 2005 for federal tax purposes was $628,046,478. Gross unrealized appreciation and depreciation for all investment securities (excluding securities sold short) at September 30, 2005 for federal income tax purposes was $202,452,014 and $14,041,004, respectively, resulting in net unrealized appreciation of $188,411,010.

NOTE 3 - Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

For the six months ended September 30, 2005, the Fund paid aggregate fees of $20,000 to all Trustees who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Trustee of the Fund is a

NOTES TO FINANCIAL STATEMENTS

Continued

retired partner and a retired of counsel employee of that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 4 - Securities Sold Short

The Fund maintains cash deposits in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 5 - Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the six months ended September 30, 2005, the Fund collected $64,522 in redemption fees.

NOTE 6 - Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2005

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2005	$1,000.00	$1,000.00
Ending Account Value September 30, 2005	$1,070.20	$1,017.64
Expenses Paid During Period*	$7.53	$7.36

*  Expenses are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2005 (183/365 days).

TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (70)* 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Trustee† Years Served: 3	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (60)* 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Trustee† Years Served: 3	Senior Associate Dean at The John E. Anderson Graduate School of Management at UCLA.	3	Investment Company Institute, K2 Inc., Nordstrom, Inc., E* Capital Corporation, Equity Marketing Inc., and WM Group of Funds.

A. Robert Pisano – (62)* 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Trustee† Years Served: 3	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since October 2005. Formerly, until April 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	4	State Net, NetFlix, Resources Global Professionals and the Motion Picture and Television Fund.

Lawrence J. Sheehan – (73)* 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Trustee† Years Served: 3	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm O'Melveny & Myers LLP, legal counsel to the Fund.	5

Steven Romick – (42) 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Trustee,† President & Chief Investment Officer Years Served: 3	Senior Vice President of the Adviser.	1

Eric S. Ende – (61) 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Vice President Years Served: 3	Senior Vice President of the Adviser.	3

J. Richard Atwood – (45) 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Treasurer Years Served: 3	Principal and Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.

Sherry Sasaki – (50) 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Secretary Years Served: 3	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas – (48) 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Chief Compliance Officer and Assistant Treasurer Years Served: 3	Vice President and Controller of the Adviser and of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee Member.

Additional information on the Trustees is available in the Statement of Additional Information.

FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2005 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington., D.C. and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Item 2.	Code of Ethics. Not Applicable.

Item 3.	Audit Committee Financial Expert. Not Applicable.

Item 4.	Principal Accountant Fees and Services. Not Applicable.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Issuers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics as applies to the registrant’s officers and trustees, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable.

(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)	Not Applicable

(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President

Date:	December 2, 2005

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer

Date:	December 2, 2005